UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): April 26, 2012

GALENA BIOPHARMA, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-33958	20-8099512
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

310 N. State Street, Suite 208 Lake Oswego, Oregon 97034
(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (855) 855-4253

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

Galena Biopharma, Inc. (“we,” “our,” “us” or the “Company”) files this Form 8-K/A (Amendment No. 1) to provide updated pro forma financial information related to the disposition of assets reported in our Form 8-K filed on May 2, 2012.

Item 9.01	Financial Statements and Exhibits.

(b)	Pro Forma Financial Information.

Unaudited pro forma condensed consolidated financial information of the Company required by Article 11 of Regulation S-X is attached hereto as Exhibit 99.1 and incorporated by reference herein.

(d)	Exhibits.

Exhibit No.	Description

99.1	Unaudited pro forma condensed consolidated financial information.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GALENA BIOPHARMA, INC.

Date: May 22, 2012	By:	/s/ Mark J. Ahn
Mark J. Ahn President and Chief Executive Officer